UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2025

CAMBIUM NETWORKS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38952	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Cambium Networks, Inc. 2000 Center Drive, Suite East A401
Hoffman Estates, Illinois		60192
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 345 814-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.0001 par value	CMBM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On November 26, 2025, the Audit Committee (the “Committee”) of the Board of Directors of Cambium Networks Corporation (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.

As noted in the Current Report on Form 8-K filed on April 11, 2024, Grant Thornton was engaged as the Company’s independent registered public accounting firm on April 5, 2024. Grant Thornton has not issued an audit report on the consolidated financial statements of the Company for any year or any period.

During the period from April 5, 2024 through November 26, 2025, there have been no (1) disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference thereto in their reports, or (2) “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K), except for:

•
As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed on March 15, 2024 and Quarterly Reports on Forms 10-Q for the periods in the year ended December 31, 2024, the Company disclosed a material weakness related to the determination of its inventory excess and obsolescence reserve and recoverability of deferred tax assets.
•
As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024 filed on November 12, 2024, the Company identified certain material weaknesses related to insufficient resources with the appropriate technical accounting expertise to be able to assist in identifying, evaluating and addressing complex technical accounting issues that affect the consolidated financial statements on a timely basis, specifically, the initial failure to properly classify debt and identify impairment triggering events in long-lived assets and goodwill.
•
As previously disclosed, the Company identified certain material weaknesses in its preliminary assessment of internal controls over financial reporting for the fiscal year ended December 31, 2024, related to Allowance for Credit Losses, Customer Incentives and Information Technology General Controls. As a result, the Company has been delayed in the timely filing of its Annual Report on Form 10-K for the year ended December 31, 2024, as disclosed in the Company’s Form NT 10-K filed on March 31, 2025, and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2025, June 30, 2025 and September 30, 2025, as disclosed in the Company’s Forms NT-10Q filed on May 15, 2025, August 11, 2025 and November 17, 2025, respectively.
•
As previously disclosed in the Company’s Current Report on Form 8-K filed on August 11, 2025, the Company determined that the Company’s previously issued financial statements and related disclosures for (i) the fiscal years ended December 31, 2022, and December 31, 2023, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Audited Financial Statements”), and (ii) the interim periods (the “Unaudited Financial Statements”) included in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024, June 30, 2024, and September 30, 2024 (collectively the “Non-Reliance Periods”), should be restated and should no longer be relied upon due to errors in such financial statements primarily related to variable consideration, including the estimates for sales returns and customer rebates, under Accounting Standards Codification 606, Revenue from Contracts with Customers. Restated financial statements for the Non-Reliance Periods have not yet been filed.
•
As a result of the errors identified in the Non-Reliance Periods, the Company agreed to restate the related Audited Financial Statements and Unaudited Financial Statements. Grant Thornton was in the process of performing incremental audit procedures related to estimates for customer incentives and sales returns, although such procedures were not completed at the time of their dismissal. As the annual Non-Reliance Periods had been audited by another independent registered public accounting firm, the Company decided that working with two different independent registered public accounting firms is inefficient and difficult to coordinate, and so has appointed BDO USA, PC (“BDO”) to perform audit services for the restated period and for the year ended December 31, 2024.

The Audit Committee has discussed the aforementioned reportable events with Grant Thornton, and the Company has authorized Grant Thornton to respond fully to inquiries by BDO, the successor independent registered public accounting firm of the Company, concerning the reportable events.

The Company has provided a copy of the foregoing disclosures to Grant Thornton and requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the above statements. A copy of Grant Thornton’s letter, dated December 3, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On November 26, 2025, the Committee approved the engagement of BDO, as the Company's independent registered public accounting firm, effective immediately. The Company has engaged BDO to perform audit services for the Company’s 2023, 2024, and 2025 fiscal periods, including the audit of the restated consolidated financial statements for the fiscal year ended December 31, 2023 and the audit of the Company’s financial statements as of and for the fiscal years ended December 31, 2024 and 2025.

During the two most recent fiscal years and through the date of this Current Report, the Company has not consulted with BDO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304(a)(2) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated December 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM NETWORKS CORPORATION

Date:	December 3, 2025	By:	/s/ Sally Rau
		Name: Title:	Sally Rau Chief Legal Officer